EXHIBIT 10.17


July 15, 2004
                                               Sent Via Facsimile (972) 248-4717

W.L. Addison Investment, L.L.C. 16300 Addison Road, Suite 300
Addison, Texas 75001

Attn:    Mr. John E. Loehr

Re:      Option Agreement for the Purchase of Oil & Gas Leases
         Dated March 5, 2004

Gentlemen:

Reference is made to that certain "Option Agreement for the Purchase of Oil and Gas Leases" dated March 5, 2004, hereinafter referred to as the "Agreement", between W.L. Addison Investment, L.L.C. (herein referred to as "Addison"), GulfWest Energy Inc. ("herein referred to as GulfWest"), and Setex Oil and Gas Company ("herein referred to as "Setex"). Pursuant to the Agreement, Addison granted GulfWest the option to acquire certain oil and gas leases and wells located in the Iola Field, Grimes County, Texas.

This letter agreement sets forth the mutual agreement of Addison and GulfWest to extend until April 1, 2005, the expiration of the Option Term set forth in
Article II of the Agreement. The Option Term may be further extended by mutual agreement of the parties.

Except as herein expressly provided, the Agreement shall be otherwise unaffected by this letter agreement and shall remain in full force and effect.

Sincerely,

/S/ THOMAS R. KAETZER
-------------------------------
Thomas R. Kaetzer
President


Agreed to and acknowledged this 15th day of July 2004.

W.L. Addison Investment, L.L.C.


/S/ JOHN E. LOEHR
-------------------------------
John E. Loehr
President